UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 11, 2008
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	0-3683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2008, the Board of Directors of Trustmark National Bank, the wholly owned subsidiary of Trustmark Corporation, appointed Gerard R. Host as President and Chief Operating Officer of Trustmark National Bank, effective immediately.  Mr. Host joined Trustmark National Bank in 1984 and has served as President of General Banking since February 2004.  He served as President and Chief Operating Officer – Consumer Division from September 2002 to February 2004 and served as Interim Principal Financial Officer of Trustmark Corporation from November 2006 to January 2007.

Mr. Host’s compensation was not changed in connection with this appointment.

Additional information regarding Mr. Host’s appointment is detailed in Trustmark’s press release dated March 11, 2008, which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release dated March 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	March 12, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Press Release dated March 11, 2008